BUSINESS COMBINATIONS	12 Months Ended
Dec. 31, 2017
Business Combinations1 [Abstract]
BUSINESS COMBINATIONS
BUSINESS COMBINATIONS
Business acquisitions are accounted for using the acquisition method at the acquisition date, which is the date on which control is transferred to the Group.
The cost of an acquisition is measured as the aggregate of the consideration transferred, measured at acquisition date fair value, and the amount of any non-controlling interest in the acquiree. For each business acquisition, the Group measures the non-controlling interest in the acquiree either at fair value or at the proportionate share of the acquiree’s identifiable net assets. Acquisition related costs are expensed as incurred.
Goodwill is initially recorded as the excess of the aggregate consideration transferred over the amount recognised for net identifiable assets acquired and liabilities assumed. If the fair value of the net assets acquired is in excess of the aggregate consideration transferred, the gain is recognised in the consolidated income statement. Goodwill is not subject to amortisation and is tested annually for impairment, or more frequently if events or changes in circumstances indicate that it might be impaired.
Formation of CCEP
On 28 May 2016, the Company acquired 100 percent of the issued and outstanding shares of CCE, a US publicly listed company, CCIP, a private company and the bottling partner for TCCC for Spain, Portugal and Andorra and CCEG, formerly a wholly-owned subsidiary of TCCC, and TCCC’s strategic bottling partner in Germany. The Merger was consummated to enhance the alignment of the Coca-Cola system to compete more effectively across Western Europe with world-class production, sales and distribution platforms and to generate synergies, including supply chain benefits and operating efficiencies. As at 28 May 2016, each share of CCE common stock issued and outstanding immediately prior to the Merger was cancelled and converted into the right to receive: (1) US$14.50 in cash, without interest and (2) one Company share of common stock. On a fully diluted basis, CCE shareholders received approximately 48 percent of issued Company shares. CCIP and CCEG shareholders received approximately 34 percent and 18 percent, respectively, of the outstanding total Company shares.
The following table outlines the number of shares and total consideration transferred to CCIP and CCEG shareholders in exchange for their businesses, which was calculated based on the closing stock price of CCE common stock immediately prior to the acquisition date, adjusted for the US$14.50 return of capital to CCE shareholders and converted to euros (consideration calculated prior to rounding):

	CCIP(A)	CCEG(B)	Total
Company shares issued (rounded, millions of shares)	166	88	254
CCE adjusted stock price as at 27 May 2016 (€)	33.33	33.33	33.33
Total consideration (€ million)	5,537	2,932	8,469

(A)	Olive Partners is the shareholder that received consideration for CCIP.

(B)	European Refreshments, a wholly-owned subsidiary of TCCC, is the shareholder that received consideration for CCEG.
The fair values of the assets and liabilities acquired as part of the Merger were provisional as at 31 December 2016 due to the complexity of the acquired businesses. During 2017, the Group finalised the valuation process and adjustments to certain of the provisional amounts were recorded based on new information obtained about facts and circumstances that existed at the date of Merger. This additional information primarily resulted in changes to: (1) the valuation inputs used to determine the fair values of property, plant and equipment and intangible assets and (2) the assessment of recoverability of future taxable profits relating to certain deferred tax assets provisionally recognised.
Management concluded that the changes in the fair values from the provisional amounts disclosed in the 2016 consolidated financial statements were not material to the Group’s 2016 consolidated financial statements taken as whole. While certain individual line items on the Statement of Financial Position were impacted by a quantitative amount that is more than inconsequential, the overall impact on the Group’s year ended 31 December 2016 financial position and its reported results for the year ending 31 December 2016 was not significant.
As a result, all fair value acquisition accounting adjustments have been recognised in the current period; the consolidated statement of financial position as at 31 December 2016 and the consolidated income statement for the year ended 31 December 2016 have not been restated. The following table provides the final fair value acquisition accounting adjustments made to the provisional amounts recognised:

	Provisional fair values at 31 December 2016	Fair value acquisition accounting adjustments	Final acquisition date fair value
	€ million	€ million	€ million
Intangible assets	5,429	129	5,558
Goodwill	2,342	98	2,440
Property, plant and equipment	2,218	(149)	2,069
Deferred tax assets	91	(48)	43
Other non-current assets	31	(3)	28
Total non-current assets	10,111	27	10,138
Current tax assets	19	—	19
Inventories	374	11	385
Amounts receivable from related parties	47	—	47
Trade accounts receivable	789	(39)	750
Other current assets	249	3	252
Cash and cash equivalents	149	—	149
Total current assets	1,627	(25)	1,602
Total assets	11,738	2	11,740
Borrowings, less current portion	(74)	—	(74)
Employee benefit liabilities	(96)	—	(96)
Non-current provisions	(90)	—	(90)
Deferred tax liabilities	(1,580)	(7)	(1,587)
Other non-current liabilities	(54)	(11)	(65)
Total non-current liabilities	(1,894)	(18)	(1,912)
Current portion of borrowings	(21)	—	(21)
Current portion of employee benefit liabilities	(24)	—	(24)
Current provisions	(148)	—	(148)
Current tax liabilities	(18)	3	(15)
Amounts payable to related parties	(214)	—	(214)
Trade and other payables	(950)	13	(937)
Total current liabilities	(1,375)	16	(1,359)
Total liabilities	(3,269)	(2)	(3,271)

Goodwill of €2.4 billion was recognised in connection with the Merger representing the excess of consideration transferred over the fair value of the net assets acquired. The goodwill is attributable to the synergies of the combined business operations, new growth opportunities and workforce, and it is not expected to be deductible for tax purposes. The goodwill generated from the Merger has been allocated to each of the Group’s CGUs expected to benefit from the Merger, including CGUs other than Iberia (CCIP) and Germany (CCEG). See Note 5 for further details about the allocation of goodwill to the Group’s CGUs.
Intangible assets include franchise intangible assets, customer relationships and capitalised software. The franchise intangible assets were valued using an income approach (discounted cash flow analysis). While the agreements related to franchise intangible assets contain no automatic right of renewal, the Group believes that the interdependent relationship with TCCC and the substantial cost and disruption to TCCC that would be caused by non-renewals ensures that these agreements will continue to be renewed and, therefore, are in effect perpetual. After evaluating the contractual provisions of the bottling agreements, the mutually beneficial relationship with TCCC and history of renewals, the Group has assigned indefinite lives to all such franchise intangible assets. Refer to Note 5 for further details about the Group’s intangible assets and goodwill.